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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 5, 2000
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                                  DaVita Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                            1-4034                       51-0354549
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(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)


       21250 Hawthorne Boulevard, Suite 800, Torrance, California 90503
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                  (Address of principal executive offices)            (Zip Code)


Registrants' telephone number, including area code (310) 792-2600
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                        Total Renal Care Holdings, Inc.
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     Upon approval by the Board of Directors and by a majority of the outstanding shares of stock of the Registrant, on October 5, 2000, the Registrant filed an amendment to its Certificate of Incorporation to effect the change of its name from Total Renal Care Holdings, Inc. to DaVita Inc. Attached as Exhibit 99.1 is the press release dated October 4, 2000 issued by the
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Registrant in connection with the Registrant's name change, which is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

          Exhibit No.      Description
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            99.1           Press Release dated October 4, 2000
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DaVita Inc.
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                                                        (Registrant)

Date     October 5, 2000                 /s/ Steven J. Udicious
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                                                        (Signature)*
                                         Steven J. Udicious
                                         Vice President, Secretary and General
                                         Counsel


*Print name and title of the signing officer under his signature.